UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2025

REDWOOD TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-13759 (Commission File Number)	68-0329422 (IRS Employer Identification Number)

One Belvedere Place
Suite 300
Mill Valley, California 94941
(Address of principal executive offices, including Zip Code)

(415) 389-7373
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	RWT	New York Stock Exchange
10% Series A Fixed-Rate Reset Cumulative Redeemable Preferred Stock, par value $0.01 per share	RWT PRA	New York Stock Exchange
9.125% Senior Notes Due 2029	RWTN	New York Stock Exchange
9.00% Senior Notes Due 2029	RWTO	New York Stock Exchange
9.125% Senior Notes Due 2030	RWTP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Filing of Prospectus Supplement

On March 3, 2025, Redwood Trust, Inc. (the “Company”) filed a shelf registration statement Form S-3 (the “New Registration Statement”) with the Securities and Exchange Commission (the “SEC”) to replace their existing automatic shelf registration statement on Form S-3ASR (No. 333-267440) filed with the SEC on March 4, 2022 (the “Prior Registration Statement”). Upon effectiveness of the New Registration Statement on March 3, 2025, the Prior Registration Statement was deemed terminated.

In connection with the filing of the New Registration Statement, on November 7, 2025, the Company filed with the SEC a prospectus supplement (the “ATM Prospectus Supplement”) relating to its existing “at-the-market” equity offering of shares of the Company’s common stock, par value $0.01 per share (“Common Stock”) having an aggregate gross sales price of up to $175,000,000 (the “ATM Program”).

In connection with the filing of the prospectus supplement, the Company is filing as Exhibit 5.1 hereto an opinion of its Maryland counsel, Venable LLP, regarding the legality of the validity of the securities being registered under the prospectus supplement.

Entry into Amended Distribution Agreement

On November 7, 2025, the Company entered into Amendment No. 2 (the “Amendment”) to its distribution agreement (as amended, the “Agreement”) with BTIG, LLC, Citizens JMP Securities, LLC, Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as the Company’s sales agents (each, individually, an “Agent” and collectively, the “Agents”).

The purpose of the Amendment was to contemplate the sale of shares of Common Stock under the Agreement pursuant to the New Registration Statement and the ATM Prospectus Supplement. The material terms of the Agreement, including the aggregate gross sales price of shares of Common Stock that may be offered and sold from time to time, otherwise remain unchanged. The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
1.1	Amendment No. 2 to Distribution Agreement by and among BTIG, LLC, Citizens JMP Securities, LLC, Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, dated November 7, 2025
5.1	Opinion of Venable LLP
23.1	Consent of Venable LLP (included in Exhibit 5.1)
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 7, 2025	REDWOOD TRUST, INC.

	By:	/s/ Brooke E. Carillo
		Name:	Brooke E. Carillo
		Title:	Chief Financial Officer